LEGG MASON PARTNERS

INTERNATIONAL ALL CAP GROWTH FUND

Supplement Dated December 8, 2006

to Prospectus Dated February 28, 2006

The following information supplements the other information in the Fund’s prospectus under the captions “Management – Distribution Plan,” “Sales charge,” “Buying shares,” “Exchanging shares” and “Redeeming shares.”

Effective December 4, 2006, PFS Investments Inc. (“PFS”) serves as a distributor of the fund’s shares. PFS makes the fund’s Class A and Class B shares available to its clients. All references in the prospectus to “Service Agents” include PFS Registered Representatives. You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by calling Primerica Shareholder Services at 800-544-5445.

Sales charge. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents (including PFS) will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. For Class B shares sold by PFS, PFS will pay a commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the contingent deferred sales charges paid upon certain redemptions. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Buying shares. Clients of a PFS Registered Representative who are eligible to buy shares directly from the fund should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

For more information, please call Primerica Shareholder Services at 800-544-5445.

Exchanging shares. Clients of a PFS Registered Representative who wish to exchange fund shares for shares of another Legg Mason Partners Fund made available by PFS may exchange shares by telephone by calling Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). You must complete an authorization form to authorize telephone transfers on your account. Exchanges are priced at the net asset value next determined.

Redeeming shares. Clients of a PFS Registered Representative who have an account held directly at the fund and wish to redeem shares by mail should write to Primerica Shareholder Services at the following address:

Primerica Shareholder Services

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

Clients of a PFS Registered Representative may request redemptions by telephone by calling Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). You must complete an authorization form to authorize telephone redemptions on your account. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Redemptions are priced at the net asset value next determined after receipt.

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